UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 9, 2015
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, California 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Effective as of September 9, 2015, MyDx, Inc. (the “Company”) executed an offer letter (the “Offer Letter”) with Albert Hugo-Martinez pursuant to which Mr. Martinez was appointed as the Chief Executive Officer and Interim Chief Financial Officer of the Company and its wholly-owned subsidiary, CDx, Inc. (“CDx”). The Offer Letter contains the following material terms:

Responsibilities. Mr. Martinez is to perform the duties required of a CEO and Interim CFO of a publicly traded company, including, without limitation, responsibility for the day-to-day operations of the Company, the financial reporting and accounting of the Company, and obtaining financing for the Company.  The Company and Mr. Martinez plan to a complete a financing or financing(s) within 60 days after the date of his appointment resulting in proceeds of at least $2 million to the Company (the “$2 Million Financing”)

Base Salary. His monthly base salary will be $15,416.66, paid by-monthly, less payroll deductions and all required withholdings, which will be paid in accordance with the Company’s normal payroll practices; provided, however, payment of the salary shall not commence until the Company has completed the $2 Million Financing.

Base Salary Increases.    Upon the completion of the $2M Million Financing and the Company achieving profitability, the Board of Directors will work with Mr. Martinez to develop mutually agreeable increases in base salary, bonus compensation and the grant of additional stock options.

Board Appointment. Upon the completion of the $2 Million Financing, the Company has agreed to appoint Mr. Martinez and another individual identified by Mr. Martinez to the Board of Directors of the Company, and within 45 days of these appointments the Board of Directors will be reduced to a total of five (5) board members.

Stock Options. Upon the completion of the $2 Million Financing, the Company will grant Mr. Martinez an option to purchase up to 1,500,000 shares of the Company’s Common Stock, at a price per share equal to $1.10, and according to the vesting and other terms and conditions set forth in a stock option agreement to be entered into between Mr. Martinez and the Company (the “Option”). The Option shall provide for monthly vesting over 24 months; accelerated vesting upon the closing of the sale of the Company or a merger in which the Company is the acquired entity; and a requirement that Mr. Martinez exercise all vested options within 90 days after he ceases employment with the Company. The Option will be subject to the terms and conditions of the Company’s 2015 Equity Incentive Plan and a stock option agreement between Mr. Martinez and the Company.

This Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Offer Letter, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the Offer Letter which is filed as an exhibit to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 9, 2015, Daniel Yazbeck resigned as the Interim Chief Executive Officer of the Company and CDx.

Effective as of September 9, 2015, Albert Hugo-Martinez was appointed as the Chief Executive Officer and Interim Chief Financial Officer of the Company and CDx. The experience and background of Mr. Martinez is as follows:

Mr. Hugo-Martinez brings over 45 years of management experience in the electronics industry. From January 2002 until the present, Mr. Martinez was the Chairman of Reaction Design, an alternative fuel simulation company which was sold to ANSYS. From 2005 through the present, Mr. Martinez was also the CEO of Hugo-Martinez & Associates, a management consulting firm. From 1997 to 1999, Mr. Martinez was the CEO of GTI Corporation (GGTI), managing 8000 employees in China, 3000 in the Philippines and 2000 in the United States, which was sold to Pulse Electronics. From January 1982 to January 2000, Mr. Martinez was the CEO/President of Applied Micro Chip Corporation (NASDAQ:AMCC). He began his career as a technician at Motorola, rising to the position of Director of Analogue Semiconductor products, before his departure. He continued his ascent to become COO of Burr Brown Research (BBRC). Mr. Martinez was also was Sr. VP of TRW's (NYSE:TRW) three merchant market businesses and sold the Opto Division to OPTICS in Texas and the RF Division to Motorola. Mr. Martinez has also served on the Board of Directors of Microchip (NASDAQ:MCHP) since 1980. He also currently holds positions as a board member for iboss Cybersecurity, NetClearance Systems, Mobile Works, CouchLock, and Agrisource Data. Mr. Martinez also served on the board of directors of the UCSD Cancer Institute. Mr. Martinez holds an MSEE from the University of Arizona and a Motorola-sponsored two-year executive management MBA equivalent.

The disclosures contained in Item 1.01 regarding the compensatory arrangements of Mr. Hugo-Martinez are incorporated herein by reference.

2

Item 7.01.	Regulation FD Disclosure.

Commencing on September 10, 2015, the Company has made and intends to make a series of presentations to potential investors. The Company’s Corporate Presentation to be used in connection with such presentations is furnished substantially in the form as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act. This Form 8-K and the exhibit is being filed solely for the purposes of the Company’s compliance with Regulation FD. Neither this Form 8-K nor the exhibit is intended to be a solicitation to purchase or offer to sell any securities of the Company.

This Current Report and exhibits on Form 8-K contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in forward-looking statements. These factors include, but are not limited to, our ability to successfully develop and commercialize our products and the other factors contained in the section entitled “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 19, 2015, as amended. We have based these forward-looking statements primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, assumptions, and other factors. You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.17	Offer Letter with Albert Hugo-Martinez dated September 9, 2015
99.1	Copy of Corporate Presentation

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: September 11, 2015	By:	/s/ Albert Hugo-Martinez
Albert Hugo-Martinez,
Chief Executive Officer

4